                                EXHIBIT (8)(f)(3)

                      AMENDMENT TO PARTICIPATION AGREEMENT
                                      (MFS)

                       ADDENDUM TO PARTICIPATION AGREEMENT

         Amendment No. 4 to the Amended and Restated Participation Agreement, dated as of July 1, 2001, by and among MFS VARIABLE INSURANCE TRUST, MASSACHUSETTS FINANCIAL SERVICES COMPANY, and TRANSAMERICA LIFE INSURANCE COMPANY (the "Agreement").

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                             Effective July 15, 2002

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

==================================================================================================================================
       Name of Separate Account                                                 Share Class
       and Date Established by                   Policies Funded                (Initial or                  Portfolios
          Board of Directors                   by Separate Account            Service Class)           Applicable to Policies
==================================================================================================================================
         Retirement Builder                    Transamerica Life                  Initial            MFS Emerging Growth Series
      Variable Annuity Account                 Insurance Company                                 MFS Investors Growth Stock Series
           March 29, 1996                       Policy Form No.                                       MFS New Discovery Series
                                               AV288 101 985 796                                        MFS Research Series
                                      (including successor forms, addenda                             MFS Total Return Series
                                      and endorsements-may vary by state)                               MFS Utilities Series
                                             under marketing names:
                                         "Retirement Income Builder II
                                        Variable Annuity" and "Portfolio
                                            Select Variable Annuity"
----------------------------------------------------------------------------------------------------------------------------------
    Legacy Builder Variable Life              Transamerica Life                 Initial           MFS Emerging Growth Series
          Separate Account                    Insurance Company                                      MFS Research Series
          November 20, 1998                    Policy Form No.                                     MFS Total Return Series
                                               WL851 136 58 699                                      MFS Utilities Series
                                           under the marketing name
                                          "Legacy Builder Plus" and
                                              "Estate Enhancer"
----------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA B                 Transamerica Life                 Service            MFS Total Return Series
          January 19, 1990                    Insurance Company                                    MFS New Discovery Series
                                               Policy Form No.
                                              AV720 101 148 102
                                           under the marketing name
                                            "Transamerica Landmark
                                            Variable Annuity" and
                                            "Transamerica Freedom
                                              Variable Annuity"
----------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA C                 Transamerica Life                 Service            MFS Total Return Series
          February 20, 1997                   Insurance Company                                    MFS New Discovery Series
                                               Policy Form No.
                                              AV710 101 147 102
                                           under the marketing name
                                             "Transamerica EXTRA
                                              Variable Annuity"
----------------------------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

=================================================================================================================================
       Name of Separate Account                                               Share Class
       and Date Established by                 Policies Funded                (Initial or                    Portfolios
          Board of Directors                 by Separate Account            Service Class)             Applicable to Policies
---------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA D                Transamerica Life                  Service               MFS Total Return Series
          February 20, 1997                  Insurance Company                                        MFS New Discovery Series
                                              Policy Form No.
                                             AV474 101 122 1099
                                          under the marketing name
                                            "Transamerica Access
                                             Variable Annuity"
---------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA E                Transamerica Life                 Initial                MFS Bond Series
          February 20, 1997                   Insurance Company                               MFS Capital Opportunities Series
                                              Policy Form No.                                    MFS Emerging Growth Series
                                             AV288 101 985 796                               MFS Investors Growth Stock Series
                                    (including successor forms, addenda                           MFS New Discovery Series
                                    and endorsements-may vary by state)                             MFS Research Series
                                          under the marketing name                                  MFS Utilities Series
                                    "Privilege Select Variable Annuity"
---------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA F                Transamerica Life                 Service           MFS Emerging Growth Series
            May 15, 2000                     Insurance Company                               MFS Investors Growth Stock Series
                                              Policy Form No.                                       MFS Utilities Series
                                             AV288-101-985-796
                                    (including successor forms, addenda
                                    and endorsements-may vary by state)
                                          under the marketing name
                                           "Premier Asset Builder
                                             Variable Annuity"
---------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA I                Transamerica Life                 Service       MFS Investors Growth Stock Series
            May 15, 2000                     Insurance Company                                      MFS Research Series
                                              Policy Form No.                                     MFS Total Return Series
                                             AV288-101-985-796
                                    (including successor forms, addenda
                                    and endorsements-may vary by state)
                                          under the marketing name
                                     "Principal-Plus Variable Annuity"
---------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA J                Transamerica Life                 Service           MFS Emerging Growth Series
            May 15, 2000                     Insurance Company                                      MFS Research Series
                                              Policy Form No.                                     MFS Total Return Series
                                               AVI 200 1 0100                                       MFS Utilities Series
                                    (including successor forms, addenda
                                    and endorsements-may vary by state)
                                          under the marketing name
                                       "Immediate Income Builder II"
---------------------------------------------------------------------------------------------------------------------------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
               SUBJECT TO THE PARTICIPATION AGREEMENT continued...

==============================================================================================================================
       Name of Separate Account                                            Share Class
       and Date Established by                 Policies Funded             (Initial or                Portfolios
          Board of Directors                 by Separate Account         Service Class)         Applicable to Policies
------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA K                Transamerica Life               Service          MFS Emerging Growth Series
            July 10, 2001                    Insurance Company                                   MFS Research Series
                                              Policy Form No.                                  MFS Total Return Series
                                             AV721 101 149 1001                                  MFS Utilities Series
                                          under the marketing name
                                         "Retirement Income Builder
                                           III Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------
        Separate Account VA L                Transamerica Life               Service          MFS Emerging Growth Series
            July 10, 2001                     Insurance Company                                MFS New Discovery Series
                                              Policy Form No.                                    MFS Research Series
                                             AV721 101 149 1001                                  MFS Utilities Series
                                          under the marketing name
                                          "Transamerica Preferred
                                        Advantage Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

                                 TRANSAMERICA LIFE INSURANCE COMPANY
                                 By its authorized officer,

                                 By: /s/ Larry N. Norman
                                     -----------------------------------
                                     Larry N. Norman
                                     President

                                 MFS VARIABLE INSURANCE TRUST, on behalf of the Portfolios
                                 By its authorized officer and not individually,

                                 By: /s/ James R. Bordewick, Jr.
                                     -----------------------------------

                                 Name: James R. Bordewick, Jr.
                                       ---------------------------------

                                 Title: Assistant Secretary
                                        --------------------------------

                                 MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                 By its authorized officer,

                                 By: /s/ Stephen E. Cavan
                                    ------------------------------------

                                 Name: Stephen E. Cavan
                                      ----------------------------------

                                 Title: Senior Vice President
                                        --------------------------------